First PacTrust Bancorp Inc.
February 2011

Forward-Looking Statements

These materials contain various forward-looking statements that are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those anticipated include, but are not limited to the continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; our ability to implement our acquisition strategy and the applicability of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions to us; the credit risks of lending activities, which may be affected by further deterioration in the real estate market, may lead to decreased loan delinquencies, losses and nonperforming assets in our loan portfolios, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market area; changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; results of examinations of us by the Office of Thrift Supervision or by other regulatory authorities, including our compliance with our Memorandum of Understanding and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; the network and computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; adverse changes in the securities markets; earthquake, fire or other natural disasters affecting the condition of real estate collateral; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services and the other risks described as detailed in the Company's reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. As used herein, the "Company," "we," "us" and "our" refer to First PacTrust Bancorp, Inc. and the "Bank" refers to Pacific Trust Bank, a wholly owned subsidiary of the Company.

Community Roots
- Chartered by the U.S. Office of Thrift Supervision
- Insured by the FDIC
- Founded in 1941 with 70 years of continuous operations (public as of 2002)
- Former credit union for Rohr, Inc.
- 95 employees and 18,000 depository relationships

Branch Network
- 9 banking locations, including 6 full service branches
- Two new offices coming in early 2011
- Member of CU Service Center Network with over 4,100 shared branch locations throughout the U.S.
- 0.94% cost of deposits with no brokered funds
- Funding costs continue to trend down

Credit Underwriting
- Average FICO score at origination of 739
- Average LTV at origination of 58%
- No construction or subprime loans and limited land loans
- 27 non-performing loans ($19.9 million, net of SVAs), 28 as TDRs ($25 million), and 6 OREO assets ($7.8 million)

Attractive Market
- 1st Deed of Trust SFR mortgages focused in beach cities throughout the San Diego area (i.e., La Jolla, Coronado, Rancho Santa Fe, Del Mar and Carlsbad)
- Rebounding home prices in San Diego since Q3-09

Strong Capital Partners
- Completed $60 million capital raise led by TCW & COR Capital

Ranking for Largest Community Bank Franchises in San Diego by Assets *

NAME (CHARTER TYPE)	12/31/2007	12/31/2008	12/31/2009	MOST RECENT
California Bank & Trust (STATE)	1	1	1	1
Pacific Western Bank (STATE)	2	2	2	2
Imperial Capital Bank (STATE)	3	3	FAIL	FAIL
La Jolla Bank (FEDERAL)	4	4	3	FAIL
San Diego National Bank (FEDERAL)	5	5	FAIL	FAIL
Bank of Internet USA (FEDERAL)	6	6	4	3
PACIFIC TRUST BANK (FEDERAL)	**7**	**7**	**6**	**5**
Torrey Pines Bank (STATE)	8	8	5	4
1st Pacific Bank of California (STATE)	9	10	9	FAIL
Metro United Bank (STATE)	10	9	7	6
Regents Bank (FEDERAL)	11	12	10	7
Silvergate Bank (STATE)	12	11	8	8
Balboa Thrift and Loan Association (STATE)	13	13	12	11
Discovery Bank (STATE)	14	16	NA	NA
Security Business Bank of S.D. (STATE)	15	14	13	12
Home Bank of California (STATE)	16	17	14	15
California Community Bank (STATE)	17	15	11	10
Neighborhood National Bank (FEDERAL)	18	18	16	14
San Diego Trust Bank (STATE)	19	NA	15	13
Rancho Santa Fe Thrift & Loan (STATE)	20	20	NA	NA
Borrego Springs Bank (FEDERAL)	NA	19	20	16
San Diego Private Bank (STATE)	NA	NA	17	17
First Business Bank (FEDERAL)	NA	NA	18	18
Seacoast Commerce Bank (STATE)	NA	NA	19	19
Coronado First Bank (STATE)	NA	NA	NA	20

*Source: FDIC Website as of 6/30/2010.

CAMEL Summary -12/31/10

Key Metrics

CAPITAL

- $13.98 Tangible Common Equity per share
- $136.0 million Tangible Common Equity
- 15.8% Tangible Common Equity
- 14.9% Tier 1 Risk-Based
- 16.17% Total Risk-Based
- $140 million market cap

ASSETS

- $861.6 million of assets
- $691 million total gross loans, 82% first deed of trust SFRs
- 2.12% loan loss reserve
- $65 million security portfolio, plus $53.7 million in interest bearing deposits

MANAGEMENT

- Disciplined approach to underwriting and lending
- Experienced executive team responsible for 17 bank acquisitions / integrations in California
- Former FDIC and OTC regulators responsible for resolutions and receiverships of failing financial institutions in Western U.S.

EARNINGS

- $13 million core earnings in 2010
- Net interest margin 3.78% (Q4)
- $0.40 (2.86%) annual dividend

LIQUIDITY

- $646 million deposits, no brokered deposits
- 0.94% cost of deposits
- $75 million of FHLB borrowings
- $124 million in cash and securities

Positioned for growth

- Exceeds regulatory capital standards for "well-capitalized" banks. Capital to support up to $1.0 billion of organic growth without need for new capital with capacity to acquire added capital for accretive transactions ($250 million shelf)
- Significant capacity to originate or acquire meaningful volumes of CRE and small business (C&I) loans
- Management team with diverse experience in executing consolidation strategy in Southern California market

Growth Strategy

1. Organic Growth

- Increase market penetration within the Bank's primary footprint and expand into neighboring regions
  - Acquire prime branch locations from distressed sellers or the FDIC
  - Open new retail banking locations and staff with well known community bankers to attract core deposits
  - Enhance loan and deposit product set
  - Establish high quality C&I and community banking relationships
- Diversify portfolio and prudently deploy capital by originating high quality commercial real estate and C&I loans
  - Hire great talent with strong production and risk management skills
  - Exploit high market demand resulting from limited supply of lenders in Southern California
  - Strengthens balance sheet, strong credit and pricing with reduced concentration risk

2. Traditional M&A

- Selectively explore traditional acquisitions
- Focus on banks with the following characteristics
  - Privately held or limited trading liquidity
  - Subscale (< $1.5 billion in assets)
  - Broken business models
  - Enlightened boards and management teams that understand the "new paradigm" in banking as well as the value of partnering with a strong community bank.
- Strategic benefits to franchise development
  - Markets
  - Products
  - People

3. FDIC-Based M&A

- Pursue strategic transactions with FDIC assistance
  - Focus on smaller banks (i.e., $500 million in assets and less) in attractive markets
  - FDIC's troubled list is currently over 800 banks
- Acquire attractive assets from the FDIC
  - Acquired La Jolla branch in November 2010 from FDIC
  - Acquiring San Marcos branch in February 2011 from FDIC
  - Additional properties and notes may become available

Keys to Success


Management Team
Access to Capital
Market Opportunity
Strong Balance Sheet
Scalable Business
Mission Statement:
To be considered the premier community bank in Southern California serving the needs of growing families, high net worth individuals, professionals, small to mid sized businesses and their owners

FIRST PACTRUST BANCORP, INC.

Management Team

Officer	Position	Experience
Greg Mitchell	President & CEO First Pac Trust Bancorp	▪ Transformed a thrift with six branches and $700 million in assets to what became California National Bank. 68 branches and $7.7 billion in assets ▪ Investment banker focusing on regional banks in the Western United States ▪ Former regulator with OTS, founder of Capital Assistance Group for troubled thrifts during RTC
Richard Herrin	Chief Administrative Officer	▪ FDIC regulator until 2010; Special Operations Group overseeing distressed financial institutions; Receiver In Charge of failed banks; Asset Management Group for Western Region ▪ Southern California community banker with deep credit, operations and asset management experience
Matt Bonaccorso	Chief Credit Officer	▪ Managed the Western operation of Special Assets Group at U.S. Bank ▪ 30+ years of banking experience including eight years as Chief Credit Officer at California National Bank
Hans Ganz	President & CEO, Pacific Trust Bank	▪ Grew First Pacific Trust Bank from a four branch credit union with $200 million of assets to a publicly traded thrift with 9 branches and $900 million of assets ▪ Deep expertise in residential lending focused in the Southern California market

- Recent Additions to Management Team include Gaylin Anderson (Chief Retail Officer) and Chang Liu (Chief Lending Officer) and Joseph Abraham (Credit Services)
- Team members have successfully transformed a small Southern California based thrift into a regional bank with 68 branches and $7+ billion in assets and robust levels of organic loan production
- Team members have overseen the acquisition and integration of more than 17 banks in California
- Team members possess deep skill and insights in unassisted and assisted acquisition as well as other FDIC opportunities
- **Equity ownership of insiders exceeds 30% of fully-diluted shares outstanding**

Access to Capital

Bancorp maintains 15.8% tangible equity to total assets

- Pacific Trust Bank's equity capitalization exceed "well-capitalized" levels by $40 million
  - Could support $450+ million in additional assets
  - Eligible to apply for up to $43 million of additional Tier 1 capital via the Small Business Lending Fund
  - 100% of capital would be tangible equity with no TRUPS, goodwill or debt
- Strong institutional investor base led by Trust Company of the West and COR Capital facilitate additional access to capital


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
5%
11.14%
6%
14.92%
10%
16.17%
Tier 1 Leverage Ratio
Tier 1 Risked Based Capital
Total Risk-Based Capital
Well Capitalized Minimum
FPTB

Example Opportunity

Small Business Lending Fund (SBLF)

Enacted into law by President Obama as part of the Small Business Jobs Act of 2010, the SBLF encourages lending to small businesses by providing Tier 1 capital to qualified community banks with less than $10 billion in assets. Banks with less than $1 billion in capital as of 12/31/09 will be given priority of approval. The U.S. Treasury will charge a rate of 1% for five years to banks that increase lending to small business by 10%.

Subject to the support of its regulators and approval by the Department of Treasury, First PacTrust:

- qualifies for participation in SBLF;
- meets the regulatory conditions for approval;
- qualifies for priority approval; and
- is eligible to receive up to $43 million in Tier 1 capital

Note: Ratios as of 12/30/10.

Market Opportunity

Southern California Banks with Assets < $1.0 Billion*			
Service Area	Number	Assets ($mm)	Assets/Bank ($mm)
Los Angeles Service Areas	88	$24,555,905	$279,044
San Diego/Orange County Service Areas	58	$14,865,761	$256,306
Grand Total	**146**	**$39,421,666**	**$270,011**

Belief	Rationale
1 Banks with less than $500 million to $1 billion in assets in Southern California are sub-scale and face increasing difficulties achieving profitability. These include concentration risks, regulatory pressure to consolidate, and difficulties raising capital	▪ Banks facing increased regulatory and earnings pressure are more and more likely to seek better-capitalized, well-equipped partners such as First PacTrust Bancorp ▪ There are nearly 150 potential consolidation targets with < $1 Billion in assets headquartered within First PacTrust's footprint
2 First PacTrust is well positioned to be a leading consolidator of the market with a liquid, public currency, strong management team, scalable balance sheet and profitable business with attractive dividend	▪ First PacTrust can offer public stock in a transaction that provides tax efficiency to potential targets ▪ Most of the other acquirers are either too large to focus on sub $500 million to $1 billion banks or are private, cash buyers without the ability to provide targets with continuing bank exposure

*Source: FDIC website with 9/30/10 reported data
Los Angeles Service Area include Long Beach, Santa Ana, Oxnard, Thousand Oaks, and Ventura. San Diego/Orange County Service areas include Riverside, San Bernardino, Ontario, Carlsbad, and San Marcos.

FIRST PACTRUST BANCORP, INC.

Strong Balance Sheet

Assets

- $124 million of cash and securities including fed funds, agencies and RMBS/Re-REMICs
  - Marked to market accounting based on independent valuations provided by Red Pine- Houlihan Lokey
  - Strong investment returns historically including 2008-2010

- $670 million of performing loans comprised primarily of first deeds of trust on SFR
  - Performing loans held at book value
  - Receive independent valuation of every SFR at least twice per year from Data Quick
- $26.5million of non-performing assets including non-performing loans and OREO
  - All NPAs receive updated appraisal upon entry into NPA category and are marked at no more than 90% of appraised value
  - Bank has recognized $41 million in losses since 2008

Liabilities

- $646 million in deposits
  - No brokered deposits
  - Green accounts tie deposit accounts to borrowers outstanding balance increasing relationship with clients
  - $75 million FHLB borrowings
  - Stable, growing funding base
- Ability to take advantage of massive displacement of quality bankers premium retail banking locations and disaffected consumers (organic growth)
- Project moderate growth in low cost deposits as PacTrust rolls-out small business and community banking initiatives

- No debt or preferred stock (repaid TARP in 2010)
- 16.17% Total Risk Based Capital
- $40 million in excess capital
- Eligible for Small Business Lending Fund, active shelf registration and strong relationships with potential capital partners

Scalable Business

Belief	Rationale
1. Community banks with strong and scalable balance sheets, solid capital levels with access to capital markets, and proven management teams in achieving organic and acquisitive growth will thrive in the current economic and regulatory environment and should produce superior returns to shareholders	▪Numerous failures of both community and regional banks in Southern California have left a massive void in the lending market ▪70% of displaced customers are "highly dissatisfied" with their new bank ▪Due to the scarcity in supply of loans, First PacTrust will benefit from advantageous credit and pricing terms
2. With the capacity to originate or acquire up to $450+ million in high-quality CRE and C&I loans, Pacific Trust Bank is positioned to take advantage of limited competition and high demand with the "small ticket" commercial real estate segment	▪Having previously overseen $13 billion in bank assets, First PacTrust's management team has extensive experience underwriting in these asset classes ▪ As numerous local banks seek additional capital to strengthen balance sheets, dilute losses from legacy positions, and meet regulatory capital requirements, they are unable to meet the credit needs of credit-worthy clients
3. Due to its large SFR loan concentration and lack of competition, First PacTrust can advance its other commercial lending businesses	▪ Many banks are prevented from lending in CRE & C&I asset classes due to concentration levels ▪ Regulations limit exposure to each asset class to no more than 350% its Tier 1 equity

Market Beginning to Recognize Execution

Relative Performance


First PacTrust Bancorp, Inc.
FPTB KBW S&P500
+100%
+80%
+60%
+40%
+20%
0%
-20%
-40%
© Yahoo!
Mar 10
May 10
Jul 10
Sep 10
Nov 10
Jan 11
Volume
300.0
200.0
100.0
0.0
Thousands

Price	**$14.435** As of 02/08/11		
Yield / Div.	**2.77% / $0.40**		
Market Cap	$140.0M	Avg Volume (3M)	40,479
Tangible Book Value	$136.1M	Volatility	34%
Shares Outstanding	9,729,384	Beta	0.59

Analyst	Date	Rating	Price Target
Baird	01/18/2011	Overweight	$21.00
Wunderlich	01/25/2011	Buy	$20.00
FIG Partners	12/27/2010	Overweight	$16.60
Sandler O'Neill	12/30/2010	Buy	$16.00
Howe Barnes	12/30/2010	Buy	$16.00

Execution:

2010

October
- Q3 Earnings reported $3.0 million Net income, $0.66 EPS
- Annc'd purchase of La Jolla branch from FDIC

November
- Annc'd completion of $60M private placement
- Annc'd 100% div. increase from 5 cents/q to 10 cents/q

December
- Bancorp sold subordinated debt at $3.5M gain to Book value
- Full repayment of $19.3M in TARP funds
- Annc'd Purchase of San Marcos branch from FDIC

Next Steps:

2011
- Upgrade systems and infrastructure
- Commercial lending rollout
- Branch acquisitions and de novo openings
- Asset purchases
- Acquisition of Whole Bank(s)

Note: Market info as of 02/07/2011.

Market Valuation of Peers

Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009

Company Name	Ticker	City	State	Stock Price ($)	TBV ($)	Price / TBV	Core EPS ($)	Core P/E (x)
Bank of Commerce Holdings	BOCH	Redding	CA	4.10	4.75	86.3	0.04	27.5
CNB Financial Corporation	CCNE	Clearfield	PA	14.00	8.08	173.4	0.20	17.8
First of Long Island Corporation	FLIC	Glen Head	NY	27.70	NA	NA	0.46	15.1
Lakeland Financial Corporation	LKFN	Warsaw	IN	21.80	15.04	144.9	0.41	13.3
MidSouth Bancorp, Inc.	MSL	Lafayette	LA	13.88	11.08	125.2	0.16	21.5
Orrstown Financial Services, Inc.	ORRF	Shippensburg	PA	26.06	17.50	148.9	0.52	12.5
Pacific Continental Corporation	PCBK	Eugene	OR	10.28	8.13	126.4	0.07	35.6
Sterling Bancorp	STL	New York	NY	10.30	5.93	173.8	0.12	21.3
Tower Bancorp, Inc.	TOBC	Harrisburg	PA	23.00	18.64	123.4	NA	NA
Univest Corp of Pennsylvania	UVSP	Souderton	PA	17.97	NA	NA	0.30	15.0
Washington Banking Company	WBCO	Oak Harbor	WA	13.77	9.69	142.1	0.27	12.8
Average						138.3		
Median						142.1		
First PacTrust Bancorp, Inc.	**FPTB**	**Chula Vista**	**CA**	**14.435**	**14.435**	**103.2**		

FPTB stock price would need to appreciate 39% to reach peer median

Trading price as of February 8, 2011

Delivering Strong Earnings During Growth Phase

- $13 million core earnings in 2010
  - Strong core earnings have enabled First PacTrust Bancorp to charge-off or reserve for credit losses while maintaining positive net earnings through 2008-2010
- $0.40 (annualized)/ share cash dividend (100% increase)
- Net interest margin of 3.78% for the quarter ended 12/31/2010
- Driven by lower funding costs and conversion of non-performing loans into earning assets
  - Opportunity for further NIM expansion as FHLB advances and higher-cost CDs mature in 2011

Note: Core earnings equals pre-tax earnings, plus provisions, less private placement expenses, less gain on sale of securities.

Business Plan

2011 Goals	5 Year Objectives
Grow core earnings by prudently deploying capital into CRE and C&I lending	4% + NIM
Open 3-5 de novo branches in Southern California	Low 50s efficiency ratio
Complete $200 - $500 million of accretive M&A activity (where prudent)	1.2% ROAA
Purchase high quality assets at distressed prices	Reach critical mass (~$1 billion assets) in each of Los Angeles County, Orange County, and San Diego County
	Secure dividend with growth that exceeds inflation

Why Invest in First PacTrust Bancorp?

- First PacTrust is a profitable bank with a strong dividend
- First PacTrust is well-positioned to be a lead bank consolidator in Southern California
  - With a scalable balance sheet, access to fresh capital, First PacTrust Bancorp is uniquely positioned to benefit from distress in the Southern California banking environment
  - First-rate management team with a solid track record of managing and growing larger institutions in the region will continue to "unlock" value and exploit opportunities
  - Publicly traded currency
  - Scalable balance sheet and strong opportunities to prudently originate new loans in CRE, construction, and C&I asset classes
- First PacTrust offers investors an attractive investment opportunity
  - Currently trading at slight premium to tangible book value -- a significant discount to peers
  - Top notch management team
  - Quantifiable loan portfolio

APPENDIX

Franchise Map and Branches



Maywood
Commerce
LOS ANGELES
Rowland Heights
Mira Loma
Rubidoux
SAN BERNARDINO
Bell Gardens
Downey
La Habra
Los Serranos
Riverside
Moreno Valley
Beaumont
Cherry Valley
Lynwood
Norco
Banning
Compton
Norwalk
Fullerton
Woodcrest
Home Gardens
CALIFORNIA
West Carson
Buena Park
Anaheim
Corona
Perris Reservoir
Stanton
Garden Grove
Santa Ana
Perris
San Jacinto
Long Beach
Fountain Valley
ORANGE
Hemet
Irvine
Santiago Peak
Sun City
Homeland
Huntington Beach
Costa Mesa
Lake Elsinore
Newport Beach
Laguna Hills
Mission Viejo
Wildomar
Lake Skinner
Aliso Viejo
Laguna Niguel
Laguna Beach
Murrieta
Temecula
Dana Point
San Juan Capistrano
San Clemente
Agua Tibia Wilderness
Fallbrook
Pala I.R.
Santa Catalina Island
Vista
Gulf of Santa Catalina
Channel Islands
Oceanside
Carlsbad
San Marcos
Escondido
Ramona
Encinitas
Solana Beach
Del Mar
Poway
Pacific Ocean
Lake Miramar
Santee
Bostonia
La Mesa
El Cajon
San Diego
Lemon Grove
National City
Coronado
Chula Vista
Imperial Beach
Agua Caliente
Tijuana

Temecula Branch



Riverside Branch



Rancho Bernardo Branch



El Cajon Branch



Balboa Branch



Chula Vista Main Branch



Chula Vista Admin Center



Mini Branches

Chula Vista



Riverside



Pacific Trust Bank Loan Composition

Pacific Trust Bank's loan portfolio consists predominantly of 1-4 family loans making up 82% of the Bank's gross loans.

Loan Breakdown as of 12/31/10


Land 2%
Multifamily 5%
C&I 0%
Consumer 3%
Non-Residential 8%
1-4 Unit Resi 82%
1-4 Unit Resi
Non-Residential
Land
Multifamily
C&I
Consumer

1-4 Unit Residential	Balance
1st TD	$354,344,117
1st TD "Green" Accts	$214,509,375
2nd TD	$662,669
Total	**$569,516,162**
Non-Residential	$52,783,372
Land	$14,828,245
Multifamily	$33,040,163
C&I	$529,488
Consumer	$20,290,636

- $691 million of loans
- Loans were originated at an average 58% LTV
- All underwritings used full appraisals and were reviewed by senior management
- Delinquency rate of watch list loans is low and declining
- 100% of SFR portfolio is revalued twice per year

FIRST PACTRUST BANCORP, INC.

Pacific Trust Bank Location of SFR Loans

Many of Pacific Trust Bank's SFR loans are secured by properties in highly desirable areas such as beach communities with strong median home values. Below are the 10 areas where the Bank's SFR loans are most concentrated.

Area	#	Balance	Average Balance	WA LTV (1)
1. La Jolla	79	$113MM	$1.4MM	48%
2. Pacific Beach	73	$50.1MM	$687K	52%
3. Coronado	41	$41.9MM	$1.0MM	46%
4. Rancho Santa Fe	16	$21.4MM	$1.3MM	61%
5. Rancho Bernardo	23	$15.5MM	$674K	74%
6. Chula Vista	29	$12.0MM	$415K	86%
7. N. West City	21	$11.4MM	$547K	60%
8. Downtown	18	$9.3MM	$516K	80%
9. Hillcrest	18	$9.0MM	$497K	61%
10. Ocean Beach	13	$7.7MM	$594K	75%


Solana Beach
Poway
McAS Miramar
Santee
La Mesa
SAN DIEGO
National City
Chula Vista
52
125
163
5
75
1
2
3
4
5
6
7
8
9
10
7 km
4 mi

(1) WA (weighted avarage) LTV based on November '10 AVM data obtained from Data Quick

Bank's Primary Market Area Recovering

First PacTrust's primary market area of San Diego has exhibited strong recovery rates in home prices.



San Diego County Home Prices (1)
160%
140%
120%
100%
80%
60%
40%
20%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2009: 112%
2003: 100%
2008: 94%
2004: 76%
2007: 71%
2005: 67%
2006: 66%
58% Avg LTV
2003 2004 2005 2006 2007 2008 2009

San Diego Market

- Leading Southern California recovery
- 3rd highest home price increase 14% since 2009 as measured by S&P Case Shiller Home Price index
- Stable economy with vast and growing military presence and robust tech industry

(1) Source: S&P Case Shiller Home Price Index for San Diego County.

Non-Performing Asset Overview

Pacific Trust Bank has $14.6 million of loan loss reserves which provide strong coverage against $21 million on Core NPLs The $6.6 million in REOs consist of 6 properties.



$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$6,562,430
$4,580,710
$16,521,232
$4,580,710
$21,555,064
$6,562,430
$4,580,710
$16,521,232
$14,637,797
Gross NPA
TDR
OREO
Core NPL
Loan Loss Reserves
OREO
Non-Performing TDR
Performing TDR
NPL 90+ DQ

(1) Gross Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.
(2) Core NPL= Loans including TDR +90 Days DQ. Net core NPL was $19.9 million at December 31, 2010.
(3) Allowance for Loan Losses includes $10.3million of GVA and $4.33 million in SVA.

Non-Performing Loans (NPLs) as of 12/31/2010

Non-Performing Loans (NPLs)			
Loan Type	# of Loans	Book Value	Average Loan Size
1-4 Family Subtotal	21	$11,869,878	$565,232
Multi-Family Subtotal	-	-	-
CRE Subtotal	-	-	-
C&I Subtotal	-	-	-
Land Subtotal	2	$4,649,000	$2,324,500
Other Subtotal	1	$2,354	$2,354
Total	**24**	**$16,521,232**	**$688,384**

- Pacific Trust Bank has 24 loans that are currently non-performing for a total balance of $16.5 million
- Pacific Trust Bank has completed a FAS-114 impairment analysis on all non-performing loans and either establishes reserves or completes charge-offs to reduce the net carrying value of each asset to no more than 91% of the most recent appraised value
- Appraisals are conducted no less frequently than at time of NPL downgrade or annually

Note: Does not include Troubled debt restructurings

Delinquent Mortgages

Pacific Trust Bank's delinquent mortgages have declined over the past two quarters from their peak in 2Q 2010.


$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$6,110,489
$22,560,979
$8,849,494
$34,235,156
$10,562,515
$25,293,911
$9,946,984
$21,101,939
3/31/10
6/30/10
9/30/10
12/31/10
60-89 Day DQ
90+ Day DQ

(1) Distressed = 60+ Days Delinquent

Classified Loans

Pacific Trust Bank's classified loans decreased in 3Q10 and 4Q10 from its peak in 2Q10.


$110,000,000
$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$21,179,477
$68,161,966
$20,223,432
$55,618,012
$52,006,335
$55,894,626
$37,961,750
$47,398,075
$38,721,020
$41,570,201
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
Total 5-Special Mention
Total 6-Substandard

- *Total classified loans totaled $80.2MM compared to $107.9MM in 2Q10.*
- *Loans classified Substandard decreased by 25.6% from 2Q10.*
- *Loans rated Substandard include loans on non-accrual and impaired TDR.*

SFR Charge-Offs

Charge-offs to Pacific Trust Bank's SFR portfolio have decreased for the second consecutive quarter.



$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$63,500
$0
$127,308
$464,387
$239,375
$1,041,452
$275,383
$411,342
$1,192,933
$2,169,564
$934,440
$542,091
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

Decline a result of:

- *Improvement in home prices*
- *Low and declining delinquency rate*
- *Lower amount of classified loans including loans rated Substandard*

Troubled Debt Restructurings (TDRs) as of 12/31/2010
Solid yields with low default rates

Payments	# of Loans	Book Value	Avg Loan Size	Weighted Avg Int Rate
1 Payment	5	$10,316,136	$2,063,277	6.20%
2 Payments	0	$0	N/A	N/A
3 Payments	1	$547,200	$547,200	5.20%
4 Payments	0	$0	N/A	N/A
5 Payments	3	$3,370,297	$1,123,432	5.02%
6 Payments	2	$1,328,694	$664,347	3.42%
7 Payments	1	$511,500	$511,500	5.13%
8 Payments	4	$1,478,508	$369,627	5.56%
9 Payments	2	$476,698	$238,349	5.13%
10 Payments	0	$0	N/A	N/A
11 Payments	0	$0	N/A	N/A
12+ Payments	9	$3,526,031	$391,781	5.31%
Total	**27**	**$21,555,064**	**$798,336**	**5.56%**

- *27 TDRs valued at $21.6 million are performing and earning interest income*
- *4 TDRs with balance of $4.6 million are nonperforming*
- *18 TDR valued at $18 million are on non-accrual and interest income is recognized on a cash basis until they perform for 6 consecutive months*
- *Weighted average interest rate of performing TDR is 5.56%*

HELOC
Most of our "HELOCS" are *FIRST TRUST DEED* "GREEN" ACCOUNTS

Call Report data shows $214 million of "HELOCS" which are primarily 1st TD mortgages to high net worth borrowers.

- *1st TD HELOCs have:*
  - *Average FICO score at origination of 742*
  - *Weighted average original LTV ratio of 56%*
  - *Average Debt-to-Income ratio of 34.7%*

- *Pacific Trust Bank's quarterly risk management practices for 1st TD HELOC includes:*
  - *A reduction in credit limits if a loan's refreshed LTV ratio exceeds 100%*
  - *Suspension of credit line if net advances greatly exceed principal pay downs*

OREOs as of 12/31/2010

- Pacific Trust Bank holds 6 OREO assets with a net value of $6.6 million
- 5 REO assets are for SFR (all have been appraised in 2010)
  - 4 SFR are located in San Diego County and 1 is located Rancho Santa Fe
  - 2 SFR are currently in escrow to be sold, an another one is leased through May 2011
- 1 REO asset is a construction loan
  - Asset has been charged-off to a level equal to 25% of the bank's initial loan amount

All OREO is carried at levels no more than 91% of the most recent appraised value.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, tangible common equity per share and core earnings.

Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders' equity (of which we currently have none) and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by the Office of Thrift Supervision, our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios. Management also believes that core earnings is a useful measure of assessing our operating performance.

Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	12/31/10
Stockholders' equity	$ 136,009
Less: Intangible assets	0
Tangible common equity	136,009

The following table presents a reconciliation of tangible common equity per share to stockholders' equity per share:

	12/31/10
Stockholders' equity per share	$ 13.98
Less: Effect of intangible assets	0.00
Tangible common equity per share	13.98

Non-GAAP Financial Information (Cont.)

The following table presents a reconciliation of core earnings to net income (dollars in thousands):

		12/31/10
Pre-tax earnings	$	3,861
Add: Provisions		8,957
Add: Private placement associated expenses		3,109
Less: Gain on sale of securities		(3,274)
Core earnings		12,653